Fulfilling the worldwide
promise of stem cells
AmStem

INVESTOR PRESENTATION January, 2010 Exhibit 99.1

Welcome to AmStem
“Fulfilling the worldwide promise of stem cells”
Safe Harbor Statement

Certain oral statements made by management of Stem Cell Therapy International, Inc. (“the
Company”) from time to time, including certain statements contained herein, that are not historical facts are “forward-looking statements” within the meaning of the Private Securities
Act of 1995.  Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.  Forward-
looking statements are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its directors or its officers about the Company and the industry in which it operates, and include among other items, statements regarding the
Company’s business and growth strategies and its future financial performance.  Although the
Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur.  When used in this report, the words
“expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions are generally intended to identify forward-looking statements.  Important factors that could cause the actual results to differ materially from those in forward-looking statements include, among other items, management’s ability to successfully implement its business and growth strategies, including its ability to raise additional capital.  The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Welcome to AmStem
“Fulfilling the worldwide promise of stem cells”
Agenda
•
Company Overview
•
Overview of Strategic Plan and Target
Markets
•
Technology and Science
•
Future Research and Development
•
Financial Information

Welcome to AmStem
“Fulfilling the worldwide promise of stem cells”
Biotechnology company in the field of regenerative medicine
Controls one of the largest, fully accredited Cord Blood banks
Umbilical cord blood is a popular source of stem cells for
research and treatment
Exclusive distributor of SteMixx
Clinically proven Stem Cell facial cream
Clinical trials underway
Focus on utilizing stem cells derived from cord blood to treat
Buerger’s disease and other incurable diseases
Innovative science with substantial IP ownership
19 Patents and patents pending across the world

Corporate Structure
AmStem Corporation
(SCII)
AmStem
International
100% owned by SCII
Histostem Co. Ltd.
90% owned by SCII
Distributor of
cosmetic products,
Treatments
Cord Blood Bank
Research and clinical trials
Manufacture cosmetics

Corporate Snapshot
•
OTCBB SCII
•
Stock Price Range 12 Months $.03 - $.50
•
Shares Outstanding* 193 million
•
Public Float 33 million
•
Warrants Outstanding 13 million
•
Revenues (TTM)** $3.8 million
•
Net Income (TTM)** $0.6 million
•
Number of Employees* 50
•
Primary US Office San Francisco, CA
All based on 1/15/10
*Post Merger
** Histostem financials according to Korean GAAP

Current Revenue Streams
Korean sales of Stem Cell facial cream
Cord Blood banking for future use
Medical treatment using Stem Cells
Stem Cells provided to researchers & physicians
•
Predecessor brand to SteMixx for U.S., E.U. markets
•
Potential antilogous and allergenic transplant use for blood relatives
•
Full Korean FDA approval for emergent, incurable conditions
•
Valuable resource for clinical trials, treatments, and study

Future Revenue Streams
U.S., E.U. sales of Stem Cell facial cream
Medical treatment using Stem Cells
Stem Cells provided to researchers & physicians
•
SteMixx product packaged and ready for distribution
•
Valuable resource for clinical trials, treatments, and study
•
Replication of Stem Cell medical facilities internationally
•
Registration with NBMD, NCBI, and other accepted orgs
R&D for clinical trials and medical products
•
Pay-for-treatment clinical trials internationally
•
Development of proprietary pipeline and U.S. NDAs

Management Team
David L. Stark
President & CEO
• Appointed CEO in April 2008
• Formerly the Director of the National Institute of Clinical
Research (NICR)
Andrew Norstrud, CPA
CFO
• Appointed CFO in September 2007
• Former accountant with Grant Thornton LLP,
PricewaterhouseCoopers LLP
Dr. Hoon Han, MD. PhD
President – Histostem Korea
• Internationally recognized and distinguished scientist in
Stem Cell and regenerative treatment

Agenda
•
Company Overview
•
Technology and Science
•
Overview of Strategic Plan and Target
Markets
•
Future Research and Development
•
Financial Information
Welcome to AmStem
“Fulfilling the worldwide promise of stem cells”

International

1. [U.S.A] Title : METHOD OF ISOLATING AND CULTURING MESENCHYMAL STEM CELL DERIVED FROM CRYOPRESERVED UMBILICAL CORD BLOOD
   - Patent No. 7,582,477
   - Registration date : September, 01, 2009
2. [EU] Title : METHOD OF ISOLATING AND CULTURING MESENCHYMAL STEM CELL DERIVED FROM UMBILICAL CORD BLOOD
   - Patent No. 04793573.9-2406
   - Registration date : Final Registration Pending
3. Title : TREATMENT OF BALDNESS WITH STEM CELL DERIVED FROM UMBILICAL CORD BLOOD
   - Pending
4. Title : CELL THERAPY OF SPINAL CORD INJURY WITH STEM CELL DERIVED FROM UMBILICAL COR
   - Pending
5. Title : METHOD OF ISOLATING AND CULTURING MESENCHYMAL STEM CELL DERIVED FROM UMBILICAL CORD BLOOD
   - Pending
6. Title : METHOD OF ISOLATING AND CULTURING MESENCHYMAL STEM CELL DERIVED FROM CRYOPRESERVED UMBILICAL CORD BLOOD
   - Pending

U.S. and E.U. Patents NEW! US Patent Approved Jan 2010 – pending paperwork

Domestic (Korea)

1. Title : METHOD OF ISOLATING AND CULTURING MESENCHYMAL STEM CELL DERIVED FROM UMBILICAL CORD BLOOD
   - Patent No. 10-0560340
   - Registration date : March, 07, 2006
2. Title : METHOD OF ISOLATING AND CULTURING MESENCHYMAL STEM CELL DERIVED FROM CRYOPRESERVED UMBILICAL CORD BLOOD
   - Patent No. 0534215
   - Registration date : December, 01, 2005
3. Title : MIXING TECHNIQUE OF UMBRICAL CORD BLOODS WITHOUT IMMUNREACTION IN CASE OF MIXING BETWEEN MIXED UMBRICAL CORD BLOOD AND PERIPHERAL BLOOD
   - Patent No. 10-0620415
   - Registration date : August, 29, 2006
4. Title : CELL THERAPY OF SPINAL CORD INJURY WITH STEM CELL DERIVED FROM UMBILICAL CORD BLOOD
   - Patent No. 10-0823090
   - Registration date : April, 02, 2008
5. Title : TREATMENT OF BALDNESS WITH STEM CELL DERIVED FROM UMBILICAL CORD BLOOD
   - Patent No. 10-0668371
   - Registration date : January, 08, 2007
6. Title : COMPOSITION FOR CELL THERAPY OF AMYOTROPHIC LATERAL SCLEROSIS USING M DERIVED FROM UMBILICAL CORD BLOOD
   - Patent No. 10-0679950
   - Registration date : February, 01, 2007
7. Title : A METHOD OF INDUCING MINIMALLY INVASIVE INJURY OF SPINAL CORD ON EXPERIMENTAL RTEBRATE ANIMALS
   - Patent No. 10-0751652
   - Registration date : August, 16, 2007

Asia Patents Six more patents pending – all are planned to be filed internationally

Current Clinical Studies in
Korea
Condition University/Hospital Phase
Patients
Treated
Anti-Aging
New Life Clinic / Dr. Hoon
Hahn
Phase 1-2 500+
Alopecia
(balding)
New Life Clinic / Dr. Hoon
Hahn
Phase 2 56
Diabetes
New Life Clinic / Dr. Hoon
Hahn
Phase 1-2 37
Liver Cirrhosis
Han yang University Medical
Center / Dr. Hwon Kyum Park
Phase 2 31
Cerebral Infarction
Center / Dr. Hwon Kyum Park,
Kon Kuk Medical Center/ Dr.
Sang Keun Chang
Phase 2 24
Buerger's Disease
Han yang University Medical
Center / Dr. Hwon Kyum Park
Phase 2 18
ALS
Han yang University Medical
Center / Dr. Hwon Kyum Park Phase 2 12
Spinal Cord Injury
Hany yang University Medical
Center / Dr. Hwon Kyum Park,
Kon Kuk Medical Center/ Dr.
Sang Keun Chang
Phase 1-2 10
Condition University/Hospital Phase
Patients
Treated
Heart Disease
New Life Clinic / Dr. Hoon
Hahn
Phase 1 5
Chronic Renal Failure
New Life Clinic / Dr. Hoon
Hahn
Phase 1 5
Alzheimer's Disease
New Life Clinic / Dr. Hoon
Hahn, Kon Kuk University
Medical Center / Dr. Sang
Keun Chang
Phase 1-2 4
Crohn's Disease
New Life Clinic / Dr. Hoon
Hahn
Phase 1 1
Multiple Sclerosis
New Life Clinic / Dr. Hoon
Hahn, Kon Kuk University
Medical Center / Dr. Sang
Keun Chang
Phase 1 1
Parkinson's Disease
New Life Clinic / Dr. Hoon
Hahn, Kon Kuk University
Medical Center / Dr. Sang
Keun Chang
Pending 0

Agenda
•
Company Overview
•
Technology and Science
•
Overview of Strategic Plan and Target
Markets
•
Future Research and Development
•
Financial Information
Welcome to AmStem
“Fulfilling the worldwide promise of stem cells”

Market Overview
AmStem Product Target Market Market Size
Stem Cell Facial
Cream
Stem Cell Injections
for Hair Loss
Cord Blood Bank and
Stem Cells
Skin Care
Anti-aging facial care
U.S. Medical Retail
World Medical Retail
$65.7 Billion
$14.9 Billion
$870 Million
$1.8 Billion
Medical Treatment
and research
$18 - 25 Million*
*Preliminary Estimate
$2.5 Billion* Hair regeneration

Business Model
SCII
Level 4:
Clinical
Trial
Development
Level 3:
Medical Treatment
Level 2: Cosmetic Revenue
Level 1: Cord Blood Bank
Goal: Infiltrate between 0.5 – 1%
of market; initial sales of $30-$65
million
Goal: Infiltrate between 1–2% of
market; initial sales of $2.5 billion
market
Goal: Infiltrate between
2 – 5% of market share

Biological Sales • One of world’s largest Cord Blood bank • Highly desirable genetic profiles • Stem Cells or CBUs • Goal = 2 - 5% of market share LEVEL 1: Cord Blood Bank Sales

Cord Blood Bank Over 80,000 banked CBUs and growing Ethically collected and documented repository State-of-the-art facility manned by MD/Ph.D level technicians

Cosmetic Revenue
LEVEL 2: Stem Cell Cosmetic Products
•
Facial cream ready for immediate distribution
in Korean and English
•
SteMixx, initial product
–
Researching other uses
•
Currently being sold in Korea
•
Expansion through distributors
or our supply channel USA/EU
•
High margins

SteMixx – Facial Cream
Stem cells = building blocks of the body
Ability to renew many major organs and skin
SteMixx nourishes body’s cells with essential
nutrients
Harnesses power of Human Conditioned Stem
Cell Media (HCSM)
Nutrient rich blend of biocompatible peptides
extracted from potent stem cells in umbilical cord
blood
KFDA  proven to rejuvenated skin will break
adhesions that cause wrinkles

Medical Treatment
•
Full Korean FDA approval and patents for treatment
•
Only company currently offering this type of treatment
•
Impressive early clinical trial results for several new
treatments in process of last two years
•
Goal = break into the market in
next 180 days
•
High-end market
LEVEL 3: Stem Cell Injection for Hair Loss

Clinical Trials
•
Buerger’s Disease in Saudi Arabia = lucrative clinical trial market
–
People will pay to be in any clinical trial with a potential cure
•
Impressive Phase 1-2 clinical trial results in Korea
•
Years ahead of the competition
•
Many disease conditions:
LEVEL 4: Clinical Trial Development
Buerger’s Disease, Alzheimer’s, ALS,
Parkinson’s, Aging, Cirrhosis,
Spinal Injury,  Diabetes Mellitus,
& other degenerative diseases

Planned Clinical Trials
Condition or Disease Trial Location Phase
Korea and/or Mexico Phase 2
Phase 2
Hair Regeneration
Buerger’s Disease
Alzheimer’s, ALS,
Parkinson’s, Cirrhosis,
Spinal Injury, Diabetes,
Etc.
Saudi Arabia
Korea and Mexico
Phase 2-3
SC Facial Cream
Korea & U.S. Marketing

Agenda
•
Company Overview
•
Technology and Science
•
Overview of Strategic Plan and Target
Markets
•
Future Research and Development
•
Financial Information
Welcome to AmStem
“Fulfilling the worldwide promise of stem cells”

Mid-to-Long Term
Development Areas
Level 1: Optimize Donor Cord Transplantation
• NMDP Certification of Korean Site
• Franchise storage facility
Level 2: Korean and Mexico Medical Tourism
• Cancun Stem Cell clinic (established)
• Hair regeneration and anti-aging
Level 3: Relicense Current Technologies
• Academic and private sector research
• U.S., E.U. and Asia (already selling in 5 major hospitals in China)
Level 4: Additional Clinical Trials
• Diabetes, Degenerative diseases
• Maintain good clinical practices at FDA standards for future IND applications

Mid-to-Long Term
Growth Areas
Optimize Donor Cord Transplantation
• NMDP Certification of Korean Site
• Franchise storage facility
Korean and Mexico Medical Tourism
• Cancun Stem Cell clinic (established)
• Hair regeneration and anti-aging
Relicense Current Technologies
• Academic and private sector research
• U.S., E.U. and Asia (already selling in 5 major hospitals in China)
Additional Clinical Trials
• Diabetes, Degenerative diseases
• Maintain good clinical practices at FDA standards for future IND applications

Agenda
•
Company Overview
•
Technology and Science
•
Overview of Strategic Plan and Target
Markets
•
Future Research and Development
•
Financial Information
Welcome to AmStem
“Fulfilling the worldwide promise of stem cells”

Histostem Financials
All Numbers based on Korean GAAP
Conversion Rate 1 won = $0.00085
2008 and 2007 audited by KPMG
Estimate could be significantly different from final numbers
Historical track record of revenues and profitability
2009 2008 2007
Estimate Audited Audited
Revenue 5,687,724 $        3,836,190 $      3,897,187 $
Gross Profit 4,920,671 $        2,974,543 $      3,610,820 $
Gross Profit % 87% 78% 93%
Net Income 1,122,978 $        632,153 $         110,851 $
Interest Expense Not Estimated 613,410 $         704,606 $

Investment Considerations
Histostem possesses a proven track record of sales
and net income
–
Operating cash flow to fund clinical trial developments
Controls one of the largest, fully accredited Cord Blood
banks
–
Umbilical cord blood is a popular source of stem cells for
research and treatment
Exclusive distributor of SteMixx facial cream
Clinical trials underway – Buerger’s Disease
Focus on utilizing stem cells derived from cord blood
to treat many incurable diseases
Innovative science with substantial IP ownership
–
19 Patents and patents pending across the world

Any Questions AmStem Corporation Investor Relations (813) 283-2556 IR@amsteminc.com